UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08005

                       Papp America-Pacific Rim Fund, Inc.
               (Exact name of registrant as specified in charter)

                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
               (Address of principal executive offices) (Zip Code)


Julie A. Hein                                    Stacy H. Winick
Papp America-Pacific Rim Fund, Inc.              Bell, Boyd & Lloyd PLLC
6225 North 24th Street, Suite 150                1615 L Street, N.W., Suite 1200
Phoenix, AZ 85016                                Washington, DC  20036

                    (Name and address of agents for service)

Registrant's telephone number, including area code: (800) 421-4004

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

ITEM 1. REPORTS TO SHAREHOLDERS.


[Illustration of L. Roy Papp]


                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                                 A No-Load Fund



                                  ANNUAL REPORT
                                December 31, 2003








                                                  Managed by:
                                                  L. Roy Papp & Associates, LLP
                                                  6225 North 24th Street
                                                  Suite 150
                                                  Phoenix, AZ  85016
                                                  (602)956-1115 Local
                                                  (800)421-4004
                                                  E-mail: invest@roypapp.com
                                                  Web: http://www.roypapp.com

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              PAPP AMERICA-PACIFIC RIM FUND, INC., MORGAN STANLEY
           WORLD INDEX(R) AND STANDARD AND POOR'S 500 STOCK INDEX(R)
                           THROUGH DECEMBER 31, 2003

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                      1 Year    5 Years      Since Inception(1)
--------------------------------------------------------------------------------
Papp America-Pacific Rim Fund         28.19%      2.10%           8.39%
--------------------------------------------------------------------------------
Morgan Stanley World Index            30.81%     -1.85%           3.79%
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index     28.69%     -0.57%           6.68%
--------------------------------------------------------------------------------

[LINE CHART]

                                $17,288         $12,875           $15,514
                             Papp America-   Morgan Stanley    Standard & Poor's
                  Years    Pacific Rim Fund   World Index       500 Stock Index
                3/14/97         10              10              10
                   1997         12.11           11.37           12.46
                   1998         15.58           14.13           16.02
                   1999         19.46           17.65           19.39
                   2000         19.63           15.17           17.56
                   2001         16.896          12.468          15.475
                   2002         13.486           9.843          12.055
                   2003         17.288          12.875          15.514

(1)For the period from March 14, 1997 (commencement of operations) through December 31, 2003.

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and table do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. This Fund's performance is measured against that of the Morgan Stanley World Index (The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.) and the Standard and Poor's 500 Stock Index (Third party marks appearing herein are the property of their respective owners). Approximately 25% of the sales of the companies in the fund's portfolio are derived from Pacific Rim Sources, 23% are derived from other foreign sources, and 52% are derived from United States sources. The values shown include reinvested dividends.

                          Papp America-Pacific Rim Fund



Dear Fellow Stockholder:

We believe the year 2003 turned out to be very good for the U.S. economy and for most stock markets around the world. One of the strongest performing economies for the year was China, with a reported GDP growth of better than 9%. We expect the 21st century to be the Asian century, with growth fueled by large and rapidly improving economies in China, India, and several other Asian countries. Many Asian economies are attracting manufacturing jobs, due to labor cost advantages. Asia is also the home of much of the world's electronic technology manufacturing and assembly. This region is also rapidly becoming an important consumer of technology and other products. Together, we expect these trends to produce economic growth in Asia, which could be much greater than the growth of the overall world economy.

During 2003, the Fund produced a total return of 28.2%, as compared to 30.8% of the Morgan Stanley World Index and 28.7% of the Standard & Poor's 500 Stock Index. The Fund concentrates in what we believe to be high quality and very large companies, which didn't perform quite as well as smaller companies and lower quality companies. We expect a reverse of this trend during 2004, as investors evaluate companies' growth potential over the next economic recovery, which could last five to ten years. We expect the market to reward companies with the ability to deliver consistent earnings growth for many years to come, rather than a short-term recovery for a troubled or lower quality company.

We are optimistic about the prospects in 2004, with the U.S. economy, the stock market in general, and the Asia-Pacific region in particular. We are optimistic that 2004 will be a good year for the Fund.

Thank you for your confidence in the Fund.

                                            Warmest regards,

                                            /s/ L. Roy Papp

                                            L. Roy Papp, Chairman
                                            January 28, 2004


The Fund's average annual total return for the one and five year periods ended December 31, 2003 and since inception is 28.19%, 2.10% and 8..39%, as compared to 30.81%, -1.85% and 3.79% for the Morgan Stanley World Index and 28.69%, -0.57% and 6.68% for the Standard & Poor's 500 Stock Index and over the same periods. Performance shown reflects the effects of an expense reimbursement which improved results but performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index, an unmanaged, market-weighted index that includes stocks of 500 of the largest U.S. Companies and the Standard & Poor's 500 Stock Index, an unmanaged, market-weighted index that includes stocks of 500 of the largest U.S. companies. Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability


                   PAPP AMERICA-PACIFIC RIM FUND, INC.
                    SCHEDULE OF PORTFOLIO INVESTMENTS
                            DECEMBER 31, 2003
                                                                                    Number                  Fair
                              Common Stocks                                       of Shares                 Value
--------------------------------------------------------------------------    -------------------    --------------------
MEDICAL PRODUCTS (15.7%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                    13,500               $ 656,235
   Stryker Corporation
      (Developer and manufacturer of orthodedic and surgical devices)                      9,000                 765,090
   Johnson & Johnson
      (Healthcare products)                                                                9,600                 495,936
                                                                                                     --------------------
                                                                                                               1,917,261
                                                                                                     --------------------
FINANCIAL SERVICES (15.0%)
   American International Group
      (Major international insurance holding company)                                     11,000                 729,080
   General Electric Company
      (Diversified financial and industrial company)                                      15,500                 480,190
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                         12,000                 624,960
                                                                                                     --------------------
                                                                                                               1,834,230
                                                                                                     --------------------
SEMICONDUCTORS & EQUIPMENT (12.2%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of
      semiconductor manufacturing systems)                                                23,400                 525,330
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                                   23,500                 756,700
   Linear Technology Corporation
      (Designer of high performance analog semiconductors)                                 5,000                 210,350
                                                                                                     --------------------
                                                                                                               1,492,380
                                                                                                     --------------------
ELECTRONIC EQUIPMENT (8.9%)
   American Power Conversion
      (Producer of uninterruptible power supply products)                                 13,000                 317,850
    Molex, Inc.
      (Supplier of interconnection products)                                              26,000                 763,360
                                                                                                     --------------------
                                                                                                               1,081,210
                                                                                                     --------------------
INDUSTRIAL SERVICES (8.9%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                              21,000                 790,860
   WPP Group PLC
      (Worldwide advertising agencies)                                                     6,000                 294,900
                                                                                                     --------------------
                                                                                                               1,085,760
                                                                                                     --------------------
CONSUMER PRODUCTS (8.1%)
    Clorox Company
      (Manufacturer of bleach and other consumer products)                                 5,900                 286,504
    Colgate-Palmolive Company
      (Leading manufacturer and marketer of oral care and
        other personal care products )                                                     9,000                 450,450

The description provided in parentheses of the investment is unaudited.
        *Non-income producing security

    The accompanying notes are an integral part of this financial statement.


                  PAPP AMERICA-PACIFIC RIM FUND, INC.
                   SCHEDULE OF PORTFOLIO INVESTMENTS
                           DECEMBER 31, 2003
                                                                                    Number                  Fair
                       Common Stocks (continued)                                  of Shares                 Value
-------------------------------------------------------------------------     -------------------    --------------------
CONSUMER PRODUCTS (8.1%) CONTINUED
    Coca Cola Company
      (Leading worldwide distributor of soft drinks, juices,
        and other non-alcoholic beverages)                                                 5,000               $ 253,750
                                                                                                     --------------------
                                                                                                                 990,704
                                                                                                     --------------------
INVESTMENT MANAGEMENT (6.6%)
    T. Rowe Price Associates, Inc.
       (No-load mutual fund company)                                                      17,000                 805,970
                                                                                                     --------------------

SOFTWARE (5.0%)
    Microsoft Corporation
       (Business and personal computer software)                                          22,000                 605,880
                                                                                                     --------------------

INSTRUMENTS & TESTING (4.8%)
   National Instruments Corporation
      (Supplier of computer based instrumentation products)                               13,000                 591,110
                                                                                                     --------------------

PHARMACEUTICAL (4.8%)
   Pfizer, Inc.
     (Prescription pharmaceuticals)                                                       16,500                 582,945
                                                                                                     --------------------

COMPUTER EQUIPMENT (3.8%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                                  9,400                 215,918
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                              1,500                 139,020
   EMC Corporation*
      (Manufacturer of enterprise computer storage systems)                                8,500                 109,820
                                                                                                     --------------------
                                                                                                                 464,758
                                                                                                     --------------------
TELECOMMUNICATIONS (3.8%)
   Cisco Systems, Inc. *
      (Supplier of computer internetworking systems)                                      10,200                 247,758
   Nokia Corporation
      (Manufacturer of wireless handsets)                                                 13,000                 221,000
                                                                                                     --------------------
                                                                                                                 468,758
                                                                                                     --------------------
OIL EXPLORATION AND PRODUCTIOn (1.7%)
    Royal Dutch Petroleum Company, PLC
      (Oil exploration and production company)                                             4,000                 209,560
                                                                                                     --------------------

TOTAL COMMON STOCKS - 99.3%  (COST $8,373,411)                                                                12,130,526
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.7%                                                                    91,342
                                                                                                     --------------------
NET ASSETS - 100.0%                                                                                          $12,221,868
                                                                                                     ====================


The description provided in parentheses of the investment is unaudited.
        *Non-income producing security

    The accompanying notes are an integral part of this financial statement.


                                PAPP AMERICA-PACIFIC RIM FUND, INC.
                                STATEMENT OF ASSETS AND LIABILITIES
                                         DECEMBER 31, 2003


                                              ASSETS
Investment in securities, at fair value (cost $8,373,411) (Note 1)                           $12,130,526
Cash                                                                                              79,472
Dividends and interest receivable                                                                 11,870
                                                                                     --------------------
         Total assets                                                                         12,221,868
                                                                                     --------------------



                                            LIABILITIES

Liabilities                                                                                            -
                                                                                     --------------------
             Net assets                                                                      $12,221,868
                                                                                     ====================



                                      ANALYSIS OF NET ASSETS

Paid-in capital                                                                              $ 8,979,025
Accumulated undistributed net realized loss on investments sold                                 (514,272)
Net unrealized appreciation on investments                                                     3,757,115
                                                                                     --------------------
         Net assets applicable to Fund shares outstanding                                    $12,221,868
                                                                                     ====================




Fund shares outstanding                                                                          770,360
                                                                                     ====================



Net Asset Value Per Share                                                                        $ 15.87
                                                                                     ====================
    (Based on 770,360 shares outstanding at December 31, 2003)





    The accompanying notes are an integral part of this financial statement.



                                PAPP AMERICA-PACIFIC RIM FUND, INC.
                                      STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
   Dividends                                                                                    $ 115,037
   Interest                                                                                           897
   Foreign taxes withheld on dividends                                                             (1,761)
                                                                                     ---------------------
            Total investment income                                                               114,173
                                                                                     ---------------------

EXPENSES:
   Management fee (Note 3)                                                                        109,077
   Filing fees                                                                                     27,406
   Auditing fees                                                                                   10,209
   Custodial fees                                                                                   5,992
   Directors' attendance fees                                                                       5,400
   Legal fees                                                                                       4,754
   Printing and postage fees                                                                        3,035
   Transfer agent fees (Note 3)                                                                     2,719
   Other fees                                                                                       1,375
                                                                                     ---------------------
            Total expenses                                                                        169,967

Less fees waived by adviser (Note 3)                                                              (33,620)
                                                                                     ---------------------
            Net expenses                                                                          136,347
                                                                                     ---------------------

Net investment loss                                                                               (22,174)
                                                                                     ---------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Proceeds from sales of securities                                                            3,142,227
   Cost of securities sold                                                                     (2,970,033)
                                                                                     ---------------------
            Net realized gain on investments sold                                                 172,194

Net change in unrealized appreciation on investments                                            2,521,739
                                                                                     ---------------------

Net realized and unrealized gain on investments                                                 2,693,933
                                                                                     ---------------------


INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $ 2,671,759
                                                                                     =====================


    The accompanying notes are an integral part of this financial statement.



                    PAPP AMERICA-PACIFIC RIM FUND, INC.
                    STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                                    2003                   2002
                                                                             -------------------    --------------------
FROM OPERATIONS:
   Net investment loss                                                                $ (22,174)              $ (46,984)
   Net realized gain/(loss) on investments sold                                         172,194                (414,637)
   Net change in unrealized appreciation on investments                               2,521,739              (2,399,723)
                                                                             -------------------    --------------------

            Increase/(decrease) in net assets resulting
            from operations                                                           2,671,759              (2,861,344)
                                                                             -------------------    --------------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                       1,711,228                 932,487
   Payments for redemption of shares                                                 (3,269,175)             (1,614,101)
                                                                             -------------------    --------------------

            Decrease in net assets resulting
            from shareholder transactions                                            (1,557,947)               (681,614)
                                                                             -------------------    --------------------


Total increase/(decrease) in net assets                                               1,113,812              (3,542,958)

Net assets at beginning of the year                                                  11,108,056              14,651,014
                                                                             -------------------    --------------------

Net assets at end of the year                                                      $ 12,221,868             $11,108,056
                                                                             ===================    ====================



 The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


(1)      SIGNIFICANT ACCOUNTING POLICIES:


Papp America-Pacific Rim Fund, Inc. (the "Fund") was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

At December 31, 2003, the capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions.



       Expiration Date                  Amount
------------------------------    --------------------
December 31, 2009                          $  (99,635)
December 31, 2010                          $ (414,637)
                                  --------------------
  Total capital loss carryover             $ (514,272)
                                  ====================



During the year ended December 31, 2003, the Fund's accumulated net investment losses that are not available deductions for tax purposes of $22,174 were reclassified to paid in capital.


 (2)     DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.


 (3)     TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the "Manager"). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $33,620 was required in 2003. The Fund incurred fees of $2,719 in 2003 from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $450 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)      PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2003, purchase and sale transactions excluding short-term investments, were $1,631,474 and $3,142,227, respectively.


(5)      CAPITAL SHARE TRANSACTIONS:

At December 31, 2003, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                  Proceeds          Shares
                                                -------------     ---------
Year ended December 31, 2003
Shares issued                                   $  1,711,228       121,039
Shares redeemed                                   (3,269,175)     (247,909)
                                                -------------     ---------
            Net decrease                        $ (1,557,947)     (126,870)
                                                =============     =========

Year ended December 31, 2002
Shares issued                                      $ 932,487        69,385
Shares redeemed                                   (1,614,101)     (116,799)
                                                -------------     ---------
            Net decrease                        $   (681,614)      (47,414)
                                                =============     =========



(6)      UNREALIZED APPRECIATION:

The U.S. Federal income tax basis of the Fund's investments at December 31, 2003, was $8,373,411, and net unrealized appreciation for U.S. Federal income tax purposes was $3,757,115, with gross unrealized gains on investments in which fair value exceeded cost totaled $4,157,904 and gross unrealized loss on investments in which cost exceeded fair value totaled $400,789.


(7)      SUBSEQUENT EVENTS:

On September 18, 2003, the manager entered in to a transfer agreement with Pioneer Investment Management, Inc. ("Pioneer"). The proposed transfer agreement is subject to certain conditions, including regulatory and stockholder approval of a reorganization of the Fund into a Pioneer managed fund, as described below. On October 14, 2003 the Board of Directors approved an agreement and plan of reorganization, in which the Fund would transfer all of its assets and liabilities to a separate newly created fund for shares of equal value of the new fund in a tax-free exchange. Stockholders will receive proxy materials relative to the reorganization in January 2004. A Stockholder meeting is scheduled for February 2004.

(8)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the years indicated, divided by the average number of shares outstanding during the years. The ratios are calculated using the revenues and expenses for the years, divided by the average of the daily net assets of the Fund.


                                                                        Years ended December 31,
                                         2003                2002                2001                 2000                1999
                                   ----------------   ------------------  ------------------   -----------------   ----------------
Net asset value, beginning
   of year                            $      12.38         $      15.51        $      18.07        $      19.44        $      15.57
Income from operations:
     Net investment loss                     (0.11)               (0.08)              (0.08)              (0.09)              (0.12)
     Net realized and unrealized
      gain/(loss) on investments              3.60                (3.05)              (2.44)               0.53                3.99
                                   ----------------   ------------------  ------------------   -----------------   ----------------
        Total from operations                 3.49                (3.13)              (2.52)               0.44                3.87

Less dstributions from:
      Net realized gains                         -                    -               (0.04)              (1.81)                  -
                                   ----------------   ------------------  ------------------   -----------------   ----------------
        Total distributions                      -                    -               (0.04)              (1.81)                  -

Net asset value, end of year          $      15.87         $      12.38        $      15.51        $      18.07        $      19.44
                                   ================   ==================  ==================   =================   ================

        Total return                        28.19%              -20.18%             -13.94%               0.90%              24.86%
                                   ================   ==================  ==================   =================   =================

Ratios/Supplemental Data:
   Net assets, end of year            $ 12,221,868         $ 11,108,056        $ 14,651,014        $ 17,636,602        $ 16,478,700
   Expenses to average
     net assets (A)                          1.25%                1.25%               1.25%               1.25%               1.25%
   Investment income to
     average net assets                     -0.20%               -0.38%              -0.49%              -0.62%              -0.67%
   Investment income to
     average net assets (B)                  1.05%                0.88%               0.77%               0.63%               0.58%
   Portfolio turnover rate                  15.11%                7.57%               7.25%              28.33%              17.52%



(A) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.56%, 1.52%, 1.40%, 1.32%, and 1.39% for the years ended December 31, 2003, 2002,
     2001, 2000 and 1999, respectively.

(B) Computed giving effect to investment adviser's expense limitation undertaking.

DELOITTE (R)                                            Deloitte & Touche LLP
                                                        Suite 1200
                                                        2901 N. Central Avenue
                                                        Phoenix, AZ 85012-2799
                                                        USA

                                                        Tel: +1 602 234 5100
                                                        Fax: +1 602 234 5186
                                                        www.deloitte.com


INDEPENDENT AUDITORS' REPORT


Shareholders and Board of Directors of
Papp America-Pacific Rim Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Papp America-Pacific Rim Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Pacific Rim Fund, Inc. as of December 31, 2003, and the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

January 23, 2004

                                                        Member of
                                                        Deloitte Touche Tohmatsu

                              FACTS ABOUT THE FUND



INVESTMENT OBJECTIVE - The Fund, which commenced operations on March 14, 1997, is designed for those long-term investors who wish to invest a portion of their common stock assets in mainly American multinational companies which do a significant amount of business with, and receive substantial income from, nations bordering the Pacific Ocean. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $584 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent limited liability partnership. Of its 10 partners, 8 hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 48 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 25 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund
----------------------

     The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

     The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.


                                       Date First
                                       Elected or
   Name, Position(s) and Age at       Appointed to     Principal Occupation(s) during
          January 1, 2004                 Office                Past Five Years
---------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
Victoria S. Cavallero, CFA [45]           1991        Partner, L. Roy Papp &
Vice President                                        Associates, LLP.

Jeffrey N. Edwards, CFA [45]              1991        Partner, L. Roy Papp &
Vice President                                        Associates, LLP.

Jane E. Couperus, CFA [34]                2001        Partner, L. Roy Papp &
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997.

John L. Stull, CFA [39]                   2001        Partner, L. Roy Papp &
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997.

Russell A. Biehl, [40]                    2001        Partner, L. Roy Papp &
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1998.

T. Kent Hardaway [38]                     2003        Partner, L. Roy Papp &
Vice President                                        Associates, LLP since 2003;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      2000.  1998-2000 MBA student,
                                                      Arizona State University.





                                                                                              Number of
   Name, Position(s) and Age at    Date First Elected   Principal Occupation(s) during   Portfolios in Fund       Other
          January 1, 2004           or Appointed to             Past Five Years          Complex Overseen by   Directorships
                                         Office                                                Director
----------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:


L. Roy Papp,* [76]                       1991         Partner, L. Roy Papp &                    Five              None
Chairman and Director                                 Associates, LLP.

Harry A. Papp, CFA *+  [49]              1991         Partner, L. Roy Papp &                    Five              None
President and Director                                Associates, LLP.

Rosellen C. Papp, CFA *+  [49]           1991         Partner, L. Roy Papp &                    Five              None
Vice President, Treasurer and                         Associates, LLP.
Director

Julie A. Hein,* [41]                     1991         Partner, L. Roy Papp &                    Five               None
Vice President, Secretary,                            Associates, LLP.
Assistant Treasurer and Director


DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:


James K. Ballinger, [52]                 1991         Director, Phoenix Art Museum              Five              None
Director

Amy S. Clague, [69]                      1991         Private investor since 2000;              Five              None
Director                                              prior thereto, Partner, Boyd and
                                                      Clague, bookkeeping services.

Carolyn P. O'Malley, [54]                1998         Executive Director, Dorrance             Three              None
                                                      Family Foundation since
                                                      2001; prior thereto,
                                                      Director, Desert Botanical
                                                      Garden.


-------------------

* L. Roy Papp, Harry A. Papp, Rosellen C. Papp and Julie A. Hein are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

-------------------

     The address of L. Roy Papp, Harry A. Papp, Rosellen C. Papp and Julie A. Hein and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Jim Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Ms. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020, and the address of Ms. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

ITEM 2. CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer (the "Code").

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's board of directors has determined that no member of its audit committee qualifies as an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. All members of the registrant's audit committee have a working familiarity with basic finance and accounting practices and the board of directors does not think it necessary at this time to have a member of its audit committee qualify as an "audit committee financial expert."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
$8,527 and $11,092 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)      Audit-Related Fees
There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the "investment adviser") that are reasonably related to the performance of the audit of the registrant's financial statements, are not reported under paragraph (a) of this
Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c)      Tax Fees
$1,682 and $4,500 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d)      All Other Fees
There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph
(e)(1) of this Item 4.

(e) (1) Registrant's audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

     (2) 100% of the services provided to the registrant described in paragraphs
(b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4. 100% of the services provided to the investment adviser described in paragraphs (b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4.

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the investment adviser.

(h) No disclosures are required by this Item 4(h).


ITEM 5.

Not applicable.


ITEM 6. [Reserved]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. [Reserved]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) (1) Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

     (2) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and
          (a)(2)(ii)

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Papp America-Pacific Rim Fund, Inc.

 By:     /s/ Harry A. Papp
         -------------------------------
         Harry A. Papp
         President (Principal Executive Officer)
 Date:   February 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

 By:     /s/ Harry A. Papp
         -------------------------------
         Harry A. Papp
         President
         (Principal Executive Officer)
 Date:   February 19, 2004

 By:     /s/ Rosellen C. Papp
         -------------------------------
         Rosellen C. Papp
         Vice President and Treasurer
         (Principal Financial Officer)
 Date:   February 19, 2004